Employee Benefits - Summary of Amounts and Types of Plan Assets (Parentheticals) (Detail)		Dec. 31, 2021	Dec. 31, 2020
ActuarialAssumptionOfEstimatedIncreasesInEmployeeBenefits [Member]
Disclosure of fair value of plan assets [line items]
Percentage of reasonably possible increase in actuarial assumption		5.81%	3.62%
Actuarial assumption of discount rates [member]
Disclosure of fair value of plan assets [line items]
Percentage of reasonably possible increase in actuarial assumption	[1]	8.46%	7.08%

[1]	(1) In accordance with IAS 19, the discount rate was determined using as a reference the interest rates observed in Mexican Government bonds, based on the Fixed Rate bonds of the Federal Government (“Bonos M”) and the “Cetes”, as well as the flow of expected payments to cover the contingent obligations. As a consequence of the change in the yields of the financial instruments mentioned above at the end of the year, the discount rate increased compared to the end of the 2020.